Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Reza Soltanzadeh, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A for the year ended December 31, 2024 of Borealis Foods Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 18, 2025	/s/ Reza Soltanzadeh
Reza Soltanzadeh
Chief Executive Officer
(Principal Executive Officer)